United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  March 24, 2010

Winnebago Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code   641-585-3535

_____________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held on March 24, 2010, the Board of Directors of Winnebago Industries, Inc. (the “Company”) amended the Company’s By-Laws, effective March 24, 2010.  The principal features of the amendments, as set forth in Article II of the Company’s By-laws, include:

                   (i)          Explicitly providing that the advance notice provisions contained in Article II of the Company’s By-Laws are the exclusive means for a shareholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended) before an annual meeting of shareholders.

                   (ii)         Explicitly providing that nominations of persons for election to the Board of Directors at any special meeting of shareholders will be subject to advance notice requirements of the By-Laws.

                   (iii)        Clarifying the procedures for which the advance notice By-Laws are applicable if the Company announces an increase in the size of the Board of Directors within 70 days of the first anniversary of the preceding annual meeting.

                   (iv)        Expanding the required disclosure regarding the shareholder giving the notice on whose behalf the director nomination or business proposal is made to include, among other things, a description of any derivative instruments, short positions, options, hedging transactions, voting arrangements and other economic and voting interests the shareholder has with respect to the Company’s securities.

                   (v)        Expanding the required disclosure regarding any person whom a shareholder proposes to nominate for election or re-election as a director to include, among other things, a description of certain compensation and other material monetary arrangements and certain material relationships between the shareholder and each proposed nominee.

                   (vi)        Expanding the required disclosure regarding any business (other than the nomination of a director or directors) that the shareholder proposes to bring before the annual meeting to include, among other things, a description of all agreements between the shareholder and any other person in connection with the proposal of business by the shareholder.

                   (vii)       Requiring a signed statement by a director nominee agreeing that, if elected, the nominee will, among other things, comply with the Winnebago Industries, Inc. Policy Regarding Nominations of Directors and also furnish any other information as may reasonably be required by the Company to determine the eligibility of the proposed nominee to serve as an independent director of the Company.

The complete copy of the Company’s By-Laws, as amended, is included as Exhibit 3.1.

Item 9.01.    Financial Statements and Exhibits.

                (d)       Exhibits

Exhibit Number	Description of Exhibit
3.1	By-Laws of Winnebago Industries, Inc., as amended March 24, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto  duly authorized.

Date: March 29, 2010	Winnebago Industries, Inc.

	By:	/s/ Robert J. Olson
	Name:	Robert J. Olson
	Title:	Chairman of the Board, Chief Executive Officer and President

Exhibit Index

Exhibit Number	Description
3.1	By-Laws of Winnebago Industries, Inc., as amended March 24, 2010.